Exhibit 99.1



FOR IMMEDIATE RELEASE For more information, contact:
                                                              Investor Relations
                                                                  (972) 699-4041
                                                       Email: investor@kaneb.com

                      KANEB Reports Second Quarter Results

                                   Highlights

o Kaneb Pipe Line Partners, L.P. reports quarterly earnings of $.73 per unit (after a cumulative 27% increase in weighted average number of units outstanding) compared with $.70 per unit in second quarter last year

o Kaneb Services LLC reports quarterly earnings (before gain on issuance of units by KPP - see Supplemental Information in attached table) of $.47 per share compared with $.45 per share in second quarter last year

DALLAS, TX (July 31, 2003) - KANEB today reported results for the quarter ended June 30, 2003. "We are pleased to report another excellent quarter for KANEB. We increased our earnings and cash distributions during the quarter and successfully completed all of our permanent financing for last year's major acquisitions," said John R. Barnes, Chairman and Chief Executive Officer of KANEB.

The KANEB Companies are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P. (NYSE: KPP, "the Partnership"). Kaneb Services LLC's wholly owned subsidiary, Kaneb Pipe Line Company LLC, is the Partnership's General Partner.

                     2Q 2003 RESULTS FOR KANEB SERVICES LLC

Kaneb Services LLC reported $218.7 million in consolidated revenues for the quarter, compared with $179.2 million for the same period last year. For the six months ended June 30, 2003, the consolidated revenues were $437.1 million, compared with $301.7 million for the prior year period.

Income before gain on issuance of units by KPP and cumulative effect of change in accounting principle (see Supplemental Information in the attached table) was $5.5 million, or $0.47 per share, for the second quarter, compared with $5.4 million, or $0.45 per share, in the second quarter last year. Last year's quarter was favorably impacted by unusually strong results from KSL's wholesale product marketing company. For the six months ended June 30, 2003, income before gain on issuance of units by KPP and cumulative effect of change in accounting principle (see Supplemental Information in the attached table) was $11.5 million or $0.98 per share, compared with $10.4 million or $0.89 per share, for the same prior year period. Reported net income for the three and six months ended June 30, 2003 was $5.5 million and $22.0 million, respectively, compared with $14.1 million and $27.7 million for the respective prior year periods. Consolidated operating income for the quarter was $32.7 million, compared with $28.3 million for the second quarter 2002 and $66.4 million for the six months ended June 30, 2003, compared with $51.5 million for June 30, 2002.

               2Q 2003 RESULTS FOR KANEB PIPE LINE PARTNERS, L.P.

Kaneb Pipe Line Partners, L.P. reported revenues of $147.0 million, a $46.3 million increase over $100.7 million for the second quarter last year. Revenues for the six months ended June 30, 2003 were $287.7 million compared with $168.3 million in the prior year period. Net income for the quarter was $22.6 million, or $0.73 per unit, compared with $17.0 million for the second quarter of 2002, or $0.70 per unit, and for the six months was $44.4 million, or $1.50 per unit, compared with $34.2 million, or $1.45 per unit, for the respective prior year period.

Pipeline revenues were $29.4 million, compared with $19.3 million for the second quarter last year, and operating income for the second quarter increased to $12.2 million, up from $9.5 million last year. Terminaling revenues and product sales increased to $117.6 million, compared with $81.4 million for the second quarter last year, and operating income for the second quarter was $20.8 million, compared with $18.3 million last year.

"We were particularly pleased with the solid performance of the Statia group again this quarter," said Edward D. Doherty, Chairman and CEO of the
Partnership's General Partner. "Also, the recognition by BusinessWeek of the Partnership's growth was especially rewarding." The June 2003 issue included their selection of the top 100 Best Small Hot Growth Companies and Kaneb Pipe Line Partners, L.P. ranked number 59. The selection criteria was based on composites of three year averages of sales growth, earnings growth, and return on invested capital.

ABOUT KANEB

KANEB is a single business represented by two separate publicly traded entities on the New York Stock Exchange. KANEB's business is focused on mid-stream energy assets -- refined petroleum product pipelines, and petroleum and specialty liquids storage and terminaling facilities. KANEB is a major transporter of refined petroleum products in the Midwest and is the third largest independent liquids terminaling company in the world. Worldwide operations include facilities in 29 states, the District of Columbia, Canada, the Netherlands Antilles, Australia, New Zealand and the United Kingdom. Its publicly traded entities are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P., (NYSE: KPP, "the Partnership").

Kaneb Services LLC was formed as a limited liability company in 2001 from assets previously held by Kaneb Services, Inc. (now Xanser Corporation). Those assets include the KPP general partner interest and incentive as well as 5.1 million Partnership units, a wholesale petroleum product marketing company, and a wholly owned subsidiary, Kaneb Pipe Line Company LLC, that manages and operates the pipeline and terminaling assets of KPP. KSL is a unique limited liability company, the only publicly traded, cash distributing entity taxed as a partnership that owns the general partner interest of another publicly traded master limited partnership.

Kaneb Pipe Line Partners, L.P., a master limited partnership, was formed in 1989 to own a 2,075 mile common carrier pipeline system from Kansas to North Dakota that has been managed by Kaneb Pipe Line Company LLC since 1953. Pipeline acquisitions in 1995 and 1998 added 725 miles of pipeline in Colorado, Iowa, South Dakota and Wyoming. In 2002, the Partnership acquired the largest fertilizer pipeline in the country, a 2,000-mile pipeline system that runs from the Louisiana Gulf Coast to the upper Midwest states. In December 2002, the Partnership acquired a 400 mile products pipeline and four terminals in North Dakota and Minnesota. The Partnership entered the liquids terminaling business with a large acquisition in 1993, and has more than tripled the size of this operation through subsequent acquisitions. In 2001, the Partnership completed a $165 million acquisition of seven West Coast, U.S. terminals. In 2002, the Partnership completed a $300 million acquisition of two world-class terminaling facilities located in Point Tupper, Nova Scotia, Canada and on the island of St. Eustatius in the Netherlands Antilles and the acquisition of eight bulk liquid storage terminals in Australia and New Zealand.

Certain of the statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the company's business, and other risks and uncertainties detailed from time to time in the companies' periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect, the company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the company, or any other person, that the objectives and plans of the company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the company assumes no obligation to update any forward-looking statements.

                         KANEB PIPE LINE PARTNERS, L.P.
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per unit amounts)
                                  (Unaudited)

                                              Three Months              Six Months
                                             Ended June 30,            Ended June 30,
                                         -----------------------   ----------------------
                                           2003          2002        2003         2002
                                         ---------    ---------    ---------    ---------
Revenues:
   Services                              $  89,461    $  73,674    $ 176,155    $ 132,762
   Products                                 57,487       27,028      111,550       35,582
                                         ---------    ---------    ---------    ---------
       Total revenues                      146,948      100,702      287,705      168,344
                                         ---------    ---------    ---------    ---------
Costs and expenses:
   Cost of products sold                    51,314       25,103       99,200       32,932
   Operating costs                          43,515       32,624       83,973       57,763
   Depreciation and amortization            13,604        9,993       26,626       17,106
   General and administrative                5,474        5,226       11,267        9,562
                                         ---------    ---------    ---------    ---------
       Total costs and expenses            113,907       72,946      221,066      117,363
                                         ---------    ---------    ---------    ---------
Operating income                            33,041       27,756       66,639       50,981

Interest and other income                        1          110           89          181

Interest expense                            (8,903)      (7,653)     (17,518)     (12,930)

Loss on debt extinguishment                   --         (1,957)        --         (2,112)
                                         ---------    ---------    ---------    ---------
Income before minority interest, income
   taxes and cumulative effect of
   change in accounting principle           24,139       18,256       49,210       36,120

Minority interest in net income               (229)        (171)        (465)        (345)

Income tax expense                          (1,310)      (1,123)      (2,739)      (1,571)
                                         ---------    ---------    ---------    ---------
Income before cumulative effect of
   change in accounting principle           22,600       16,962       46,006       34,204

Cumulative effect of change in
   accounting principle - adoption of
   new accounting standard for asset
   retirement obligations                     --           --         (1,577)        --
                                         ---------    ---------    ---------    ---------
Net income                                  22,600       16,962       44,429       34,204

General partner's interest in net income    (1,954)      (1,389)      (3,899)      (2,698)
                                         ---------    ---------    ---------    ---------
Limited partners' interest in net income $  20,646    $  15,573    $  40,530    $  31,506
                                         =========    =========    =========    =========
Allocation of net income per unit:
   Before cumulative effect of change
       in accounting principle           $    0.73    $    0.70    $    1.56    $    1.45
   Cumulative effect of change in
       accounting principle                   --           --          (0.06)        --
                                         ---------    ---------    ---------    ---------
                                         $    0.73    $    0.70    $    1.50    $    1.45
                                         =========    =========    =========    =========
Weighted average number of Partnership
   units outstanding                        28,318       22,292       26,937       21,798
                                         =========    =========    =========    =========

                         KANEB PIPE LINE PARTNERS, L.P.
                            SUPPLEMENTAL INFORMATION


                                              Three Months              Six Months
                                             Ended June 30,            Ended June 30,
                                         -----------------------   ----------------------
                                           2003          2002        2003         2002
                                         ---------    ---------    ---------    ---------
Revenues (in 000s):
   Pipeline                              $  29,350    $  19,322    $  57,358    $  36,948
   Terminaling                              60,111       54,352      118,797       95,814
   Product sales                            57,487       27,028      111,550       35,582
                                         ---------    ---------    ---------    ---------
                                         $ 146,948    $ 100,702    $ 287,705    $ 168,344
                                         =========    =========    =========    =========

Operating income (in 000s):
   Pipeline                              $  12,220    $   9,483    $  24,197    $  17,934
   Terminaling                              17,795       17,848       35,835       32,484
   Product sales                             3,026          425        6,607          563
                                         ---------    ---------    ---------    ---------
                                         $  33,041    $  27,756    $  66,639    $  50,981
                                         =========    =========    =========    =========

Depreciation and amortization (in 000s):
   Pipeline                              $   3,511    $   1,374    $   7,008    $   2,747
   Terminaling                               9,856        8,412       19,100       14,085
   Product sales                               237          207          518          274
                                         ---------    ---------    ---------    ---------
                                         $  13,604    $   9,993    $  26,626    $  17,106
                                         =========    =========    =========    =========

Capital expenditures (in 000s):
   Pipeline                              $   2,298    $   2,906    $   4,217    $   4,800
   Terminaling                               8,347        6,127       17,934        9,308
   Product sales                               133           21          361          110
                                         ---------    ---------    ---------    ---------
                                         $  10,778    $   9,054    $  22,512    $  14,218
                                         =========    =========    =========    =========
Petroleum pipeline operating statistics
   - Barrel miles shipped (in billions)        5.2          4.6         10.4          8.8
                                         =========    =========    =========    =========
Terminaling operating statistics:
   Average annual barrels of tankage
       utilized (in millions)                 47.9         49.1         47.7         44.0
                                         =========    =========    =========    =========
   Average annual revenues per barrel
       of tankage utilized               $    5.04    $    4.44    $    5.02    $    4.39
                                         =========    =========    =========    =========


                               KANEB SERVICES LLC
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                              Three Months              Six Months
                                             Ended June 30,            Ended June 30,
                                         -----------------------   ----------------------
                                           2003          2002        2003         2002
                                         ---------    ---------    ---------    ---------
Consolidated revenues:
   Services                              $  89,461    $  73,674    $ 176,155    $ 132,762
   Products                                129,193      105,572      260,968      168,893
                                         ---------    ---------    ---------    ---------

       Total consolidated revenues         218,654      179,246      437,123      301,655
                                         ---------    ---------    ---------    ---------
Consolidated costs and expenses:
   Cost of products sold                   122,437      102,125      246,764      163,668
   Operating costs                          43,714       32,874       84,388       58,252
   Depreciation and amortization            13,615       10,003       26,647       17,127
   General and administrative                6,183        5,988       12,895       11,096
                                         ---------    ---------    ---------    ---------
       Total consolidated costs and
          expenses                         185,949      150,990      370,694      250,143
                                         ---------    ---------    ---------    ---------
Consolidated operating income               32,705       28,256       66,429       51,512

Consolidated interest and other income          30          132          139          223

Consolidated interest expense               (9,117)      (7,935)     (17,961)     (13,466)

Consolidated loss on debt extinguishment      --         (1,957)        --         (2,112)
                                         ---------    ---------    ---------    ---------
Consolidated income before gain on
   issuance of units by KPP, income
   taxes, interest of outside non-
   controlling partners  in KPP's net
   income and cumulative effect of
   change in accounting principle           23,618       18,496       48,607       36,157

Gain on issuance of units by KPP              --          8,770       10,898       17,332

Income tax expense                          (1,199)      (1,001)      (2,628)      (1,440)

Interest of outside non-controlling
   partners in KPP's net income            (16,931)     (12,137)     (34,517)     (24,301)
                                         ---------    ---------    ---------    ---------

Income before cumulative effect of
   change in accounting principle            5,488       14,128       22,360       27,748

Cumulative effect of change in accounting
   principle - adoption of new accounting
   standard for asset retirement
   obligations                                --           --           (313)        --
                                         ---------    ---------    ---------    ---------
Net income                               $   5,488    $  14,128    $  22,047    $  27,748
                                         =========    =========    =========    =========
Earnings per share:
   Basic:
       Before cumulative effect of change
          in accounting principle        $    0.48    $    1.23    $    1.95    $    2.43
       Cumulative effect of change in
          accounting principle                --           --          (0.03)        --
                                         ---------    ---------    ---------    ---------
                                         $    0.48    $    1.23    $    1.92    $    2.43
                                         =========    =========    =========    =========
   Diluted:
       Before cumulative effect of change
          in accounting principle        $    0.47    $    1.20    $    1.91    $    2.36
       Cumulative effect of change in
          accounting principle                --           --          (0.03)        --
                                         ---------    ---------    ---------    ---------
                                         $    0.47    $    1.20    $    1.88    $    2.36
                                         =========    =========    =========    =========

                               KANEB SERVICES LLC
                            SUPPLEMENTAL INFORMATION
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                              Three Months              Six Months
                                             Ended June 30,            Ended June 30,
                                         -----------------------   ----------------------
                                           2003          2002        2003         2002
                                         ---------    ---------    ---------    ---------
Income before cumulative effect of
   change in accounting principle        $   5,488    $  14,128    $  22,360    $  27,748
Gain on issuance of units by KPP              --         (8,770)     (10,898)     (17,332)
                                         ---------    ---------    ---------    ---------
Income before gain on issuance of units
   by KPP and cumulative effect of
   change in accounting principle        $   5,488    $   5,358    $  11,462    $  10,416
                                         =========    =========    =========    =========
Diluted earnings per share before gain
   on issuance of units by KPP and
   cumulative effect of change in
   accounting principle                  $    0.47    $    0.45    $    0.98    $    0.89
                                         =========    =========    =========    =========
Weighted average diluted shares
   outstanding                              11,747       11,786       11,716       11,756
                                         =========    =========    =========    =========

Consolidated revenues (including KPP):
   Pipeline                              $  29,350    $  19,322    $  57,358    $  36,948
   Terminaling                              60,111       54,352      118,797       95,814
   Product Marketing                       129,193      105,572      260,968      168,893
                                         ---------    ---------    ---------    ---------
                                         $ 218,654    $ 179,246    $ 437,123    $ 301,655
                                         =========    =========    =========    =========

Consolidated operating income
   (including KPP):
   Pipeline                              $  12,220    $   9,483    $  24,197    $  17,934
   Terminaling                              17,795       17,848       35,835       32,484
   Product Marketing                         3,210        1,430        7,415        2,134
   General and administrative expenses        (520)        (505)      (1,018)      (1,040)
                                         ---------    ---------    ---------    ---------
                                         $  32,705    $  28,256    $  66,429    $  51,512
                                         =========    =========    =========    =========

Supplemental cash flow information:
   Distributions received from KPP       $   6,320    $   5,509    $  12,081    $  10,380
   General and administrative expenses        (520)        (505)      (1,018)      (1,040)
   Parent Company interest expense            (159)        (178)        (327)        (338)
                                         ---------    ---------    ---------    ---------
                                         $   5,641    $   4,826    $  10,736    $   9,002
                                         =========    =========    =========    =========

   Cash distributed to shareholders      $   5,039    $   4,722    $   9,795    $   8,853
                                         =========    =========    =========    =========
